Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Zarlink Semiconductor Inc. (the "Company") on Form 10-Q for the period ending June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick
J. Brockett, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          PATRICK J. BROCKETT
                                          -------------------------------------
                                          Patrick J. Brockett
                                          President and Chief Executive Officer
                                          August 12, 2002


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